SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (RULE 14C-101)

                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:


[ ]  Preliminary Information Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(1))

[X]  Definitive Information Statement


                             AEROBIC CREATIONS, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------

(5) Total fee paid:

    Fee previously paid with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

    ---------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------

(3)  Filing Party:

    ---------------------------------------------------------------

(4)  Date Filed:

    ---------------------------------------------------------------

                             AEROBIC CREATIONS, INC.
                                47 SCHOOL AVENUE
                            CHATHAM, NEW JERSEY 07928
                                 (973) 635-4047

                                  July 25, 2006


Dear Stockholder:

This Information Statement is furnished to holders of shares of common stock, par value $.001 per share ("Common Stock"), of Aerobic Creations, Inc. ("Aerobic"). We are sending you this Information Statement to inform you that on July 11, 2006, Aerobic's Board of Directors (the "Board") unanimously adopted resolutions, subject to stockholder approval, to reincorporate Aerobic in the State of Delaware by merger with and into a Delaware corporation with the same name ("Aerobic Delaware") which Aerobic formed for such purpose (the "Migratory Merger"). Effective as of July 11, 2006, pursuant to Nevada General Corporation Law ss.78.320, certain of our principal stockholders (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 9,800,000 shares of Common Stock, representing approximately 95% of Aerobic's total issued and outstanding shares of Common Stock, adopted resolutions to authorize the Migratory Merger. On the effective date of the Migratory Merger, 1) Aerobic will adopt the capital structure of Aerobic Delaware which includes total authorized capital stock of 100,000,000 shares, of which 99,000,000 shares are common stock, with a par value of $.001 per share (the "Aerobic Delaware Common Stock") and 1,000,000 shares are blank check preferred stock, with a par value of $.001 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Aerobic Delaware's Board of Directors providing for the issuance of such Preferred Stock or series thereof, and 2) the issued and outstanding shares of Common Stock will automatically convert into the right to receive shares of Aerobic Delaware Common Stock at a ratio of five (5) shares of Common Stock for one (1) share of Aerobic Delaware Common Stock (the "Conversion Ratio"). In addition, notwithstanding approval of this proposal by the stockholders, the Board may, in its sole discretion, determine not to effect, and abandon, the Migratory Merger without further action by stockholders.

The Board believes that the proposed Migratory Merger will be beneficial to Aerobic and its stockholders because it will enhance Aerobic's ability to attract a transaction consistent with its current business plan and purpose.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of 95% of the outstanding shares of Common Stock. The Migratory Merger will not become effective before the date which is 20 days after this Information Statement is first mailed to Aerobic's stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the Board and 95% of the stockholders of Aerobic.

This Information Statement is being mailed on or about July 25, 2006 to stockholders of record on July 17, 2006 (the "Record Date").

                                                   /s/ ARNOLD KLING
                                                   -----------------------------
                                                       Arnold Kling, President

                             AEROBIC CREATIONS, INC.
                                47 SCHOOL AVENUE
                            CHATHAM, NEW JERSEY 07928
                                 (973) 635-4047

                   -------------------------------------------

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER
                   -------------------------------------------


NO VOTE OR OTHER ACTION OF AEROBIC'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Aerobic Creations, Inc. ("Aerobic") is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under Securities and Exchange Act of 1934, as amended, and the Nevada General Corporation Law. No additional action will be undertaken by Aerobic with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada General Corporation Law are afforded to Aerobic's stockholders as a result of the adoption of the resolutions approving Aerobic's migratory merger from Nevada to Delaware.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $5,000.00, will be paid by Aerobic.

BACKGROUND

Since the termination of its operating business, Aerobic's business plan has consisted of exploring potential targets for a business combination with Aerobic through a purchase of assets, share purchase or exchange, merger or similar type of transaction. In order to facilitate such a transaction, the Board believes that, among other things, Aerobic should reincorporate in the State of Delaware by merger with and into a Delaware corporation with the same name ("Aerobic Delaware") which Aerobic formed for such purpose (the "Migratory Merger"). The Board believes that the Migratory Merger would make Aerobic more attractive for a potential business combination and therefore be in the best interest of Aerobic's stockholders and Aerobic. No further action on the part of stockholders will be required to either implement or abandon the Migratory Merger. The Migratory Merger will be effective upon the filing of the Merger Certificates, as described below, or on such later date as determined by the Board (the "Effective Date"). The Board will determine when to file the Merger Certificates. The Board reserves the right to elect not to proceed, and abandon, the Migratory Merger if it determines, in its sole discretion, that this proposal is no longer in the best interests of Aerobic's stockholders.


CERTAIN RISK FACTORS ASSOCIATED WITH THE MIGRATORY MERGER

THERE CAN BE NO ASSURANCE THAT IF THE MIGRATORY MERGER IS EFFECTED, THE RESULTING COMPANY WILL ATTRACT ANY, OR SATISFY POTENTIAL ACQUISITION, TARGETS AND THERE IS NO GUARANTEE THAT ANY TRANSACTION WILL BE EFFECTED.

THERE CAN BE NO ASSURANCE THAT THE TOTAL MARKET CAPITALIZATION OF THE AEROBIC DELAWARE COMMON STOCK, AS DEFINED BELOW (THE AGGREGATE VALUE OF ALL ISSUED AND OUTSTANDING AEROBIC DELAWARE COMMON STOCK AT THE THEN MARKET PRICE), WILL BE EQUAL TO OR GREATER THAN THE TOTAL MARKET CAPITALIZATION OF AEROBIC BEFORE THE MIGRATORY MERGER OR THAT THE PER SHARE MARKET PRICE OF THE AEROBIC DELAWARE COMMON STOCK WILL INCREASE IN PROPORTION TO THE REDUCTION IN THE NUMBER OF SHARES OUTSTANDING AFTER THE MIGRATORY MERGER.

IF CONVERSION OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF AEROBIC'S ("COMMON STOCK") INTO AEROBIC DELAWARE COMMON STOCK IS EFFECTED AT THE CONVERSION RATIO, AS DEFINED BELOW, THE RESULTING PER-SHARE STOCK PRICE MAY NOT ATTRACT OR SATISFY POTENTIAL ACQUISITION TARGETS AND THERE IS NO GUARANTEE THAT ANY TRANSACTION WILL BE EFFECTED.

A DECLINE IN THE MARKET PRICE OF THE AEROBIC DELAWARE COMMON STOCK MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF THE CONVERSION OF COMMON STOCK AT THE CONVERSION RATIO, AND THE LIQUIDITY OF AEROBIC DELAWARE COMMON STOCK COULD BE ADVERSELY AFFECTED FOLLOWING SUCH CONVERSION.


IMPACT OF THE MIGRATORY MERGER IF IMPLEMENTED

If effected, the Migratory Merger will affect all of Aerobic's stockholders uniformly and will not affect any stockholder's percentage ownership interests in Aerobic or proportionate voting power.

The principal effect of the Migratory Merger will be that:

     o Subsequent to the Effective Date of the merger Aerobic will be domiciled in the State of Delaware;

     o The issued and outstanding shares of Common Stock will automatically convert into the right to receive shares of Aerobic Delaware Common Stock at a ratio of five (5) shares of Common Stock for one (1) share of Aerobic Delaware Common Stock (the "Conversion Ratio");

     o The number of shares issued and outstanding will be reduced from 10,300,000 shares to approximately 2,060,000 issued and outstanding;

     o Following the Effective Date, any and all issued and outstanding options, warrants or other rights to acquire any Common Stock will be converted into an option, warrant or other right, as the case may be, to purchase shares of Aerobic Delaware Common Stock on the same terms, at the same Conversion Ratio as Common Stock are converted into Aerobic Delaware Common Stock and at a price equal to five (5) times the current exercise price; and

     o Aerobic will adopt the capital structure of Aerobic Delaware which includes total authorized capital stock of 100,000,000 shares, of which 99,000,000 shares are common stock, with a par value of $.001 per share (the "Aerobic Delaware Common Stock") and 1,000,000 shares are blank check preferred stock, with a par value of $.001 per share (the "Preferred Stock"). The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Aerobic Delaware's Board of Directors providing for the issuance of such Preferred Stock or series thereof

In addition, the Migratory Merger may increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.


EFFECT ON FRACTIONAL STOCKHOLDERS

You will not receive fractional shares of Aerobic Delaware Common Stock in connection with the Migratory Merger. All Aerobic Delaware Common Stock stockholdings will be rounded to the nearest full share.

EFFECT ON REGISTERED AND BENEFICIAL STOCKHOLDERS

Upon effectuating the Migratory Merger, we intend to treat stockholders holding Aerobic Delaware Common Stock in "street name", through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

EFFECT ON REGISTERED CERTIFICATED SHARES

Some of our registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Holladay Stock Transfer, Inc. as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing the shares of Common Stock owned by you to the transfer agent. Upon receipt of your certificate, subject to the aforementioned Conversion Ratio of five (5) shares of Common Stock for one (1) share of Aerobic Delaware Common Stock, you will be issued a new stock certificate for shares of Aerobic Delaware Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.


POTENTIAL ANTI-TAKEOVER EFFECT

The increase in the number of authorized shares available for issuance and the Preferred Stock, could adversely affect the ability of third parties to takeover or effect a change in control of Aerobic Delaware by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Aerobic Delaware's Board or contemplating a tender offer or other transaction for the combination of Aerobic Delaware with another company. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, neither the adoption of the Conversion Ratio and the Preferred Stock is in response to any effort of which Aerobic is aware to accumulate its shares or shares of Aerobic Delaware or obtain control of Aerobic or Aerobic Delaware, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.


AUTHORIZED SHARES

On the Effective Date, Aerobic will adopt the capital structure of Aerobic Delaware which includes total authorized capital stock of 100,000,000 shares, of which 99,000,000 shares are Aerobic Delaware Common Stock and 1,000,000 shares of Preferred Stock which preferred stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Aerobic Delaware's Board of Directors providing for the issuance of such Preferred Stock or series thereof. A draft of the Certificate of Incorporation of Aerobic Delaware is attached as Exhibit A to thie Information Statement. As of the Record Date, Aerobic had 100,000,000 shares of authorized Common Stock of which 10,300,000 shares are issued and outstanding. After the Effective Date, the number of authorized shares that are not issued or outstanding would increase due to the reduction in the number of shares of stock issued and outstanding due to the conversion of Common Stock in to shares of Aerobic Delaware Common Stock at the Conversion Ratio. Authorized but unissued shares of Aerobic Delaware will be available for issuance, and Aerobic Delaware may issue such shares in the future. If Aerobic Delaware issues additional shares, the ownership interest of Aerobic Delaware's stockholders will be diluted.

ACCOUNTING MATTERS

The Migratory Merger will have no affect on the par value of Common Stock. As a result, as of the Effective Date, the stated capital attributable to Aerobic Delaware Common Stock on the balance sheet as compared to Common Stock will be lowered in proportion to the Conversion Ratio, and the additional paid-in capital attributable to Aerobic Delaware Common Stock on the balance sheet as compared to Common Stock will be increased by the amount by which the stated capital is reduced. The per-share net income or loss and net book value of Common Stock will be restated because there will be fewer shares of Aerobic Delaware Common Stock outstanding.


PROCEDURE FOR EFFECTING THE MIGRATORY MERGER

On or about the 20th day after this Information Statement is first mailed to stockholders of record on the Record Date, Aerobic will promptly cause Articles of Merger to be filed with the Secretary of State of Nevada and a Certificate of Merger to be filed with the Secretary of State of Delaware (collectively both are the "Merger Certificates"). The Migratory Merger will become effective on the date of filing of the Merger Certificates or on such later date as determined by the Board, which is referred to as the "Effective Date." Beginning on the Effective Date, each stock certificate representing Common Stock pre-Migratory Merger, subject to the Conversion Ratio, will be deemed for all corporate purposes to evidence ownership of Aerobic Delaware Common Stock.


NO APPRAISAL RIGHTS

Under the Nevada Business Corporation Law, Aerobic's stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.


FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of certain material United States federal income tax consequences of the conversion of Common Stock at the Conversion Ratio, does not purport to be a complete discussion of all of the possible federal income tax consequences of such conversion and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock were, and the shares of Aerobic Delaware Common Stock will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the conversion of Common Stock at the Conversion Ratio. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

No gain or loss should be recognized by a stockholder upon the conversion of Common Stock at the Conversion Ratio by such stockholder. The aggregate tax basis of the shares of Aerobic Delaware Common Stock received in such conversion will be the same as the stockholder's aggregate tax basis in the shares of Common Stock converted therefor. The stockholder's holding period for the shares of Aerobic Delaware Common Stock will include the period during which the stockholder held the shares of Common Stock surrendered in such conversion.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE CONVERSION OFCOMMON STOCK AT THE CONVERSION RATIO.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table lists, as of July 25, 2006 and on a post-Migratory Merger basis, the number of shares of common stock beneficially owned by (i) each person or entity known to Aerobic to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of Aerobic; and
(iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

                                                  AMOUNT AND NATURE OF
                                                  BENEFICIAL OWNERSHIP
                                              ------------------------------
     NAME AND ADDRESS OF                      PRE-MIGRATORY   POST-MIGRATORY
       BENEFICIAL OWNER                           MERGER         MERGER      PERCENT OF CLASS (1)
    --------------------                      -------------   -------------- --------------------
R&R BIOTECH PARTNERS, LLC (2)                   7,600,000      1,520,000         73.78%
1270 Avenue of the Americas 16th Floor
New York, NY 10020

ARNOLD P. KLING (3)                             1,900,000        380,000         18.45%
712 Fifth Avenue, 11th Floor
New York, NY 10019

KIRK M. WARSHAW (4)                               300,000         60,000          2.91%
47 School Avenue
Chatham, NJ 07928

TOTAL                                           9,800,000      1,960,000         95.14%
----------------------------------------

(1) The percentage of class is calculated based upon 10,300,000 and 2,060,000 shares of common stock issued and outstanding on a pre-Migratory Merger and post-Migratory Merger basis, respectively.

(2) ARF Trust, Steven A Horowitz, Trustee and Edward Rubin indirectly control R&R Biotech Partners, LLC and therefore are the beneficial owners of the shares held by this entity.

(3) President and director of Aerobic and Aerobic Delaware.

(4) Chief Financial Officer, treasurer and secretary of Aerobic and Aerobic Delaware.

  INTEREST OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE ACTED UPON.

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Migratory Merger proposal which is not shared by all other holders of Common Stock. See "Voting Securities And Principal Holders Thereof."


                                  OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of Aerobic's voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

Kirk Warshaw
47 School Avenue
Chatham, New Jersey 07928
(973) 635-4047

BY ORDER OF THE BOARD OF DIRECTORS OF AEROBIC CREATIONS, INC.

                                                                       Exhibit A

                          CERTIFICATE OF INCORPORATION

                                       OF

                             AEROBIC CREATIONS, INC.

         The undersigned, being a natural person for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "Delaware General Corporation Law"), hereby certifies that:

         FIRST:   The  name of  this  corporation  is  Aerobic  Creations,  Inc.
(hereinafter called the "Corporation")

         SECOND: The Corporation's Registered Office in the State of Delaware is to be located at 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, 19904. The Registered Agent in charge thereof is National Registered Agents, Inc.

         THIRD:   The purpose of the  Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the Delaware General Corporation Law.

         FOURTH: The total number of shares which the Corporation shall have the authority to issue is 100,000,000 shares, of which 99,000,000 shares shall be common stock, with a par value of $0.001 per share (the "Common Stock") and 1,000,000 shares shall be preferred stock, with a par value of $0.001 per share (the "Preferred Stock").

         The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Corporation's Board of Directors (the "Board") providing for the issuance of such Preferred Stock or series thereof; and the Board is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting Power, if any, of shares of Preferred Stock or any series thereof.

         FIFTH: No holder of any of the shares of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of any class which the Corporation may issue or sell, whether or not such shares are exchangeable for any shares of the Corporation of any other class or classes, and whether such shares are issued out of the number of shares authorized by the Certificate of Incorporation of the Corporation as originally filed, or by any amendment thereof, or out of shares of the Corporation acquired by it after the issue thereof; nor shall any holder of any of the shares of the Corporation, as such holder, have any right to purchase or subscribe for any obligations which the Corporation may issue or sell that shall be convertible into, or exchangeable for, any shares of the Corporation of any class or classes, or to which shall be attached or shall appertain to any warrant or warrants or other instrument or instruments that shall confer upon the holder thereof the right to subscribe for, or purchase from the Corporation any shares of any class or classes.

         SIXTH:   The  name  and  mailing  address  of the  incorporator  are as follows:

         NAME                    MAILING ADDRESS
         ----                    ---------------
         John C. Hui             c/o Morse, Zelnick, Rose & Lander LLP
                                 405 Park Avenue, Suite 1401
                                 New York, New York 10022

         SEVENTH: The duration of the Corporation shall be perpetual.

         EIGHTH: When a compromise or arrangement is proposed between the Corporation and its creditors or any class of them or between the Corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of the Corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the Corporation pursuant to the provisions of Section 291 of The Delaware General Corporation Law or on application of trustees in dissolution or of any receiver or receivers appointed for the Corporation pursuant to provisions of Section 279 of the Delaware
General Corporation Law may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of the Corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on the Corporation.

         NINTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

                  1. The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board. The number of directors which shall constitute the whole Board shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors that the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

                  2.       After  the   original   or  other   By-Laws   of  the
Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the Delaware General Corporation Law, and after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board; provided, however, that any provision for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the Delaware General Corporation Law shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

                  3. Whenever the Corporation shall be authorized to issue only one class of stock each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock no outstanding share of any class of stock which is denied voting power under the provisions of this Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (c)(2) of Section 242 of the Delaware General Corporation Law shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         TENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         ELEVENTH: (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators: provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Article ELEVENTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition: provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer (in his or her capacity as a director or officer and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article ELEVENTH or otherwise. The Corporation may, by action of the Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

                  (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Article ELEVENTH is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including the Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article ELEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                  (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         TWELVETH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TWELVETH.

Dated on this ___ day of ______, 2006.



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                                              Incorporator